                                                                      EXHIBIT 23


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statements No. 333-29203 and No. 333-60909 of Core Materials on Form S-8 of our report dated March 14, 2000, appearing in the Annual Report on Form 10-K of Core Materials Corporation for the year ended December 31, 1999.

Deloitte & Touche LLP
Chicago, Illinois

March 28, 2000


                                                                              46